CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-06133, 333-06145, 333-42280, 333-81491 and 333-90209.

                      Arthur Andersen LLP

Minneapolis, Minnesota,
March 26, 2001